RAPID Tests for EARLIER Treatment

Investor Presentation

Slide 2

Forward Looking Statements

Statements contained herein that are not historical facts are forward-looking statements within the meaning of the Securities Act of 1933, as amended.  Those statements include statements regarding the intent, belief or current expectations of Chembio and its management. Such statements reflect management's current views, are based on certain assumptions, and involve risks and uncertainties. Actual results, events, or performance may differ materially from the above forward-looking statements due to a number of important factors, and will be dependent upon a variety of factors, including, but not limited to, Chembio’s ability to develop, manufacture, market and finance new products and the demand for Chembio's products.  Chembio undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in Chembio's expectations with regard to these forward-looking statements or the occurrence of unanticipated events. Other factors that may impact Chembio's success are more fully disclosed in Chembio's most recent public filings with the U.S. Securities and Exchange Commission.

Slide 3

Investment Highlights

•	Develops, Manufactures & Markets Point-of-care (POC) Diagnostic Tests, a $10 Billion Market
•	Partnered with Leading License & Distribution Partners in U.S. & South America
•	Oral Fluid HIV Test Pending FDA Approval
•	Pipeline Includes Syphilis, Hepatitis-C, HIV Self-Test & Potential Multiplex POC Testing Products
•	Successive Record Revenues & Income in 2009-2011 & Anticipated in 2012
•	Seasoned Management Team, Strengthened in Q3 2012

Slide 4

POCT’s – A Growing Global Market
Converting Lab Tests to POC and Creating New Markets

•	Rapid HIV Test Markets -$200MM Globally
•	Oral Fluid HIV Test Pending FDA Approval
•	HIV OTC (Self-testing) Market Estimated at >$250MM - Uniquely Positioned
•	Other New POCT Markets Targeted by Chembio
•	Hepatitis-C POCT Market
–	Estimated at >$250MM
–	R&D, Initial External Studies Completed
•	Syphilis POCT Market
–	Estimated $75MM
–	DPP® Syphilis Screen & Confirm Tests in EU and Brazil; U.S. Clinical Studies
•	Multiplex Tests

See Graphic

Slide 5

Chembio Has Achieved Strong Growth in its FDA-Approved Lateral Flow HIV Tests Sold Globally
•	Significant Growth & Increased Market Share in US Market Through Collaboration with Alere (NYSE: ALR)
•	Opportunities to Grow Participation in International Markets via PEPFAR, Global Fund

See Graphics

Slide 6

SURE CHECK® HIV & Development of the Over-the-Counter (OTC) Market For Self-Testing

•	10 Years Later, New POCT OTC Market Launch by Competitor in Q4 2012
•	Chembio Uniquely Positioned to Capitalize on Competitor’s Market Development Investment
•	Chembio Product Already FDA-Approved & Distributed in US (Alere) and International Professional Market
•	Pursuing FDA IDE to Begin OTC Studies in 2013, FDA Submissions 2014-2015

See Graphics

Slide 7

Chembio’s Patented Technology:  Dual Path Platform (DPP®)

A Patented Platform Technology with a Multitude of Potential Diagnostic Applications
Improves Performance (Sensitivity and Specificity) v. Lateral Flow
‐	Features Independent Sample Path and Direct Binding
‐	Enables Improved Multiplex Products
MULTIPLEX  DPP® HIV Confirmatory Test Launched by Chembio in Brazil; Licensed to
Bio-Rad Worldwide

Foundational DPP Patent issued in U.S.; Additional patents issued or pending in U.S. & many foreign jurisdictions

See Graphics

Slide 8

Successful Launch of  DPP Products in Brazil
Oswaldo Cruz Foundation (FIOCRUZ)
•	$4.3MM Revenues in 2011
•	>$9MM Anticipated in 2012
Possible New Products and Private Market Collaborations  in Brazil

See Graphics

Slide 9

DPP HIV Oral Fluid & Blood Rapid Test Pending FDA Approval
•	Completed 3,000 Patient Clinical Trial Q2
•	Filed Final Module with FDA in June 2012
•	PMA Approval Anticipated by End of 2012
•	CLIA Waiver/Launch 2013
•	Potential OTC Trials & FDA Submission 2014-2016

See Graphic

Slide 10

Pipeline: DPP® Syphilis Screen & Confirm Test

•	First Dual POCT for Syphilis Enables Confirmation & Treatment At POC
•	CE Marked October 2011, International Distribution being Established
•	Pursuing US 510(K) Regulatory Clearance via De Novo Application
•	HIV-Syphilis Combo Test

Developed in collaboration with the U.S. Centers for Disease Control

Slide 11

Pipeline: Rapid Hepatitis C Point-of-Care Diagnostic

•	Data Published in Journal of Clinical Virology shows Chembio's assay to be superior in assessing Hepatitis C among high-risk participants
•	Recent CDC draft guidelines recommend HCV screening for all Americans born between 1945 and 1965—an estimated 70 million Americans
•	Commence optimization studies of the assay 2H 2012
•	Opportunity for strategic partnerships

See Graphic

Slide 12

Selected Financial Data FY2008 - 2011

See Graphics

Slide 13

Chembio Selected Financial Results Through Six Month Ended June 30, 2012
•	1st Half 2012 Revenues Increased 75% to $12.7MM Compared to 1st half 2011
•	$1.23 Operating Income Achieved with Strong DPP-Brazil and US Market Gains

In (000’s)	YTD June 30, 2012		YTD June 30, 2011
Net Product Revenues	$12,174		$ 5,989
Non-Product Revenues	$ 563		$ 1,260
TOTAL REVENUES	$12,737		$ 7,249
GROSS MARGIN	$5,904	46%	$3,977	55%
OPERATING COSTS:
Research and Development exp	$ 2,358	19%	$2,455	34%
Selling, G&Administrative exp	$2,313	18%	$1,464	20%
	$4,671		$3,919
INCOME FROM OPERATIONS	$1,233		$ 58
OTHER INCOME (EXPENSES):	$ (2)		$ (5)
NET INCOME-Before Taxes	$1,231	10%	$ 53	1%
Income tax (benefit) provision	$ 489		$ -
NET INCOME	$ 742	6%	$ 53	1%

Slide 14

Anticipate Continued Strong Year Over Year Revenue and Operating Results Improvements

•	2nd Half 2012 Revenues Anticipated to be Comparable to 2nd Half 2011
•	Lower Q3 Shipments
•	US Public Health State by State Funding Reallocation
•	Other International Orders Not Received in time for Q3 Shipment
•	Record Q4 backlog Includes $1.5MM Order from Global NGO for New Chembio Market
•	Brazil Business Strong in Q3 & 4

Slide 15

CEMI Selected Share & Balance Sheet Data

(in millions except per share and daily volume data)

Ticker Symbol (NASDAQ)	CEMI
Price 7/31/12	$4.60
52-Week High	$5.98
52-Week Low	$1.68
Outstanding Shares	8.00
Market Capitalization	$36.8
Fully Diluted Shares	8.7
Management Holding	1.55
Average Daily Volume (3 months)	10,600

Options	Amt.	Avg. Ex. Price
515K held by Mgmt. & Board	702K	$1.81

($ in millions)	Jun’12	Dec'11	Dec. '10
Cash	$ 4,390	$ 3,011	$ 2,136
Total Current Assets	10,483	8,992	7,637
Total Assets	$16,715	$ 15,486	$ 9,086

Total Current Liabilities	3,106	2,858	3,076
Total Liabilities	3,214	2,991	3,277

Total Equity	13,501	12,495	5,809

Total Liabilities & Stockholders’ Equity	$16,715	$ 15,486	$ 9,086

Slide 16

Leadership Strengthened

Executive                                                                                                                                                                                                                                                                                                                                                                                                             Joined Company:
Lawrence Siebert	Chairman & CEO	2002
Richard Larkin	CFO	2003
Javan Esfandiari	SVP R&D	2000
Tom Ippolito	VP Regulatory, Clinical, QA/QC	2005
Sharon Klugewicz	VP QA/QC & Technical Operations	2012
Rick Bruce	VP Operations	2000
Michael Steele	VP Sales Marketing & Bus. Dev.	2012

Independent Directors                                                                                                                                                                                                                                                                                                                                                                           Joined Board:
Gary Meller, MD, MBA	2005
Katherine Davis, MBA	2007
Barbara DeBuono, MD, MPH	2011
Peter Kissinger, Ph.D	2011

Slide 17

Organization & Facility

•	FDA & USDA- Approved Development & Manufacturing Facility

•	28,000 Sq. Ft. Leased Facility in Medford, NY

Total Employment: Approx. 170

Reg. & Clinical QA &QC	15
SG&A	11
Research & Development	29
Operations	116

See Graphics

Slide 18

Chembio Diagnostics, Inc.
RAPID tests for EARLIER treatments

Thank You